UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 24, 2024

Arcellx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41259	47-2855917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Bridge Parkway
Redwood City, CA 94065
(Address of principal executive offices, including zip code)

(240) 327-0603

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	ACLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting of Stockholders (“Annual Meeting”) on May 24, 2024. Of the 53,290,315 shares of our common stock outstanding as of April 1, 2024, 49,171,440 shares of common stock were represented, either by attending the virtual annual meeting or by proxy, constituting, of the shares entitled to vote, approximately 92.3% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below.

1.

Election of Three Class II Directors. The following nominees were re-elected by the holders of our common stock to serve as our Class II directors to hold office until our 2027 annual meeting of stockholders and until their successors have been duly elected and qualified:

Nominee	For	Withhold	Broker Non-Votes
Jill Carroll	29,554,737	15,794,683	3,822,020
Kavita Patel, M.D.	36,972,901	8,390,850	3,807,689
Olivia Ware	29,760,855	15,588,565	3,822,020

2.

Advisory Vote on Executive Compensation. The stockholders approved, on an advisory (non-binding) basis, the “say-on-pay” proposal regarding the compensation of our named executive officers, as described in the 2023 Summary Compensation Table in the “Executive Compensation” section of the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
25,553,954	19,766,928	42,869	3,807,689

3.

Frequency of Future Advisory Votes on Executive Compensation. The stockholders approved, on an advisory (non-binding) basis, the frequency of every one year for future advisory “say-on-pay” votes regarding the compensation of our named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
45,293,520	224	11,183	58,824	3,807,689

In accordance with the voting results for this proposal, we have determined to hold future advisory votes on the compensation of our named executive officers every year. The next required advisory vote on the frequency of future advisory votes regarding the compensation of our named executive officers will take place no later than our 2030 annual meeting of stockholders.

4.

Ratification of Appointment of Independent Registered Accounting Firm. The appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
49,117,994	6,915	46,531	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCELLX, INC.

Date: May 28, 2024	By:	/s/ Rami Elghandour
Rami Elghandour
Chief Executive Officer